UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

POLAR POWER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California 90248

(Address of Principal Executive Offices) (Zip Code)

(310) 830-9153

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into of a Material Definitive Agreement.

On June 30, 2026, Polar Power, Inc. (the “Company”) issued to Mayers Ventures LLC, a limited liability company organized and existing under the laws of Nevada (“Mayers”), a convertible promissory note in the aggregate principal amount of $275,000 (the “Note”). The consideration price of the Note was $250,000. The Note has an interest rate of 10% per annum, and the maturity date is December 30, 2027.

Mayers has the right to convert the outstanding and unpaid principal amount and interest into the Company’s shares of common stock, $0.0001 par value per share (the “Common Stock”). The conversion price equals 90% of the lowest daily VWAP of the Company’s Common Stock in the 7 trading days ending on the date of the delivery of the applicable conversion notice, subject to a floor price while the Common Stock is listed on the trading market. The Company agreed to include all shares of Common Stock issuable upon the conversion of the Note within the definition of “Registrable Securities” in a registration rights agreement that the Company and the purchasers of a financing intend to enter into. Pursuant to the Note, Mayers also has the right to designate one individual for appointment of election to the board of directors of the Company.

The Note also contain other customary terms and conditions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2026, the Company issued the Note, as described in Item 1.01 above and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note issued by Polar Power, Inc. to Mayers Ventures LLC, dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2026

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams President, Chief Executive Officer and Secretary